UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549

                           ---------------------

                                 FORM 8-K


                              CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):  April 25, 2006
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                        CAPITAL CITY BANK GROUP, INC.
                        -----------------------------
            (Exact name of registrant as specified in its charter)


        Florida                     0-13358                 59-2273542
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(State of Incorporation)       (Commission File           (IRS Employer
                                    Number)             Identification No.)


   217 North Monroe Street, Tallahassee, Florida              32301
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      (Address of principal executive office)               (Zip Code)




   Registrant's telephone number, including area code: (850) 671-0300
                                                       --------------


        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))


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                        CAPITAL CITY BANK GROUP, INC.

                                   FORM 8-K
                                CURRENT REPORT

Item 2.02.  Results of Operations and Financial Condition.

Item 7.01.  Regulation FD Disclosure.

     The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."

     On April 25, 2006, Capital City Bank Group, Inc. ("CCBG") issued an earnings press release reporting CCBG's financial results for the first quarter of 2006. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference. In addition, a copy of the CCBG Quarterly Financial Data Supplement for the quarter ended March 31, 2006 is being filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference in its entirety.

     Attached as Exhibit 99.3 is selected information that will be presented at CCBG's Annual Meeting of Shareowners on April 25, 2006.

     The information furnished under Items 2.02 and 7.01 of this Current Report, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Item 9.01.  Financial Statements and Exhibits.

     (c)    Exhibits.

     Item No.      Description of Exhibit
     --------      ----------------------

      99.1         Press release, dated January 26, 2006.
      99.2 CCBG Quarterly Financial Data Supplement for the quarter ended March 31, 2006.
      99.3 Selected information presented at CCBG's Annual Meeting of Shareowners on April 25, 2006.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CAPITAL CITY BANK GROUP, INC.


Date:  April 25, 2006                      By: /s/ J. Kimbrough Davis
       --------------                          ------------------------------
                                               J. Kimbrough Davis,
                                               Executive Vice President
                                               and Chief Financial Officer


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